Exhibit 99

2022 Statistical Supplement
Hawaiian Electric Industries, Inc.

Hawaiian Electric Industries, Inc.
2022 Statistical Supplement

i

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020	2019	2018
(dollars in thousands, except per share amounts)
Results of operations
Revenues	$3,741,985	$2,850,379	$2,579,775	$2,873,948	$2,860,849
Net income for common stock	241,138	246,166	197,824	217,882	201,774
Basic earnings per common share	2.20	2.25	1.81	2.00	1.85
Diluted earnings per common share	2.20	2.25	1.81	1.99	1.85
Dividends per common share	1.40	1.36	1.32	1.28	1.24
Operating income (loss)
Electric utility	$299,191	$279,558	$268,550	$254,378	$241,661
Bank	101,518	128,203	61,809	110,909	108,235
Other	(19,636)	(21,695)	(18,866)	(17,266)	(16,540)
	$381,073	$386,066	$311,493	$348,021	$333,356
Assets [1]
Electric utility	$6,597,467	$6,491,625	$6,457,373	$6,388,682	$5,967,503
Bank	9,545,970	9,181,603	8,396,533	7,233,017	7,027,894
Other	140,807	149,409	150,101	123,552	108,654
	$16,284,244	$15,822,637	$15,004,007	$13,745,251	$13,104,051
Capital structure [1,2]
Short-term borrowings - other than bank	$172,568	$53,998	$129,379	$185,710	$73,992
Long-term debt, net - other than bank	2,384,980	2,321,937	2,119,129	1,964,365	1,879,641
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	2,202,499	2,390,884	2,337,502	2,280,260	2,162,280
	$4,794,340	$4,801,112	$4,620,303	$4,464,628	$4,150,206
Capital structure ratios [1,2]
Short-term borrowings - other than bank	3.6%	1.1%	2.8%	4.2%	1.8%
Long-term debt, net - other than bank	49.8	48.4	45.9	44.0	45.3
Preferred stock of subsidiaries	0.7	0.7	0.7	0.8	0.8
Common stock equity	45.9	49.8	50.6	51.0	52.1
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share [1]	208%	190%	165%	224%	184%
Price earnings ratio [3]	19.0x	18.4x	19.6x	23.5x	19.8x
Return on average common equity	10.5%	10.4%	8.6%	9.8%	9.5%
Indicated annual dividend yield[1]	3.3%	3.3%	3.7%	2.7%	3.4%
Dividend payout ratio	64%	60%	73%	64%	67%
Full-time employees
HEI (includes Pacific Current)	79	49	49	50	46
Hawaiian Electric and its subsidiaries	2,511	2,469	2,579	2,675	2,704
ASB	1,050	1,079	1,064	1,111	1,148
	3,640	3,597	3,692	3,836	3,898

Note:	This report should be read in conjunction with HEI’s Form 10-K for each year. Reclassifications of prior year amounts were made to conform to the 2022 presentation.
1 At December 31.
[2] Excludes ASB's deposit liabilities and other borrowings.
[3] Calculated using December 31 market price per common share divided by diluted earnings per common share.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2022	2021	2020	2019	2018
(in thousands, except per share amounts)
Revenues
Electric utility	$3,408,587	$2,539,636	$2,265,320	$2,545,942	$2,546,525
Bank	321,068	306,398	313,511	327,917	314,275
Other	12,330	4,345	944	89	49
Total revenues	3,741,985	2,850,379	2,579,775	2,873,948	2,860,849
Expenses
Electric utility	3,109,396	2,260,078	1,996,770	2,291,564	2,304,864
Bank	219,550	178,195	251,702	217,008	206,040
Other	31,966	26,040	19,810	17,355	16,589
Total expenses	3,360,912	2,464,313	2,268,282	2,525,927	2,527,493
Operating income (loss)
Electric utility	299,191	279,558	268,550	254,378	241,661
Bank	101,518	128,203	61,809	110,909	108,235
Other	(19,636)	(21,695)	(18,866)	(17,266)	(16,540)
Total operating income	381,073	386,066	311,493	348,021	333,356
Retirement defined benefits credit (expense)—other than service costs	4,411	5,848	(3,210)	(2,806)	(5,962)
Interest expense, net—other than on deposit liabilities and other bank borrowings	(103,402)	(94,363)	(88,694)	(90,899)	(88,677)
Allowance for borrowed funds used during construction	3,416	3,250	2,992	4,453	4,867
Allowance for equity funds used during construction	10,574	9,534	8,768	11,987	10,877
Gain on sale of investment securities, net and equity-method investments	8,123	528	9,275	653	—
Income before income taxes	304,195	310,863	240,624	271,409	254,461
Income taxes	61,167	62,807	40,910	51,637	50,797
Net income	243,028	248,056	199,714	219,772	203,664
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$241,138	$246,166	$197,824	$217,882	$201,774
Basic earnings per common share	$2.20	$2.25	$1.81	$2.00	$1.85
Diluted earnings per common share	$2.20	$2.25	$1.81	$1.99	$1.85
Weighted-average number of common shares outstanding	109,434	109,282	109,140	108,949	108,855
Weighted-average shares assuming dilution	109,778	109,580	109,356	109,407	109,146

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2022	2021	2020	2019	2018
(in thousands)
Net income for common stock	$241,138	$246,166	$197,824	$217,882	$201,774
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	(300,860)	(51,636)	19,143	27,382	(9,472)
Reclassification adjustment for net realized gains included in net income, net of taxes	—	(387)	(1,638)	(478)	—
Amortization of unrealized holding losses on held-to-maturity securities	3,993	—	—	—	—
Derivatives qualified as cash flow hedges:
Unrealized interest rate hedging losses, net of tax benefits	5,457	(312)	(1,750)	(1,177)	(436)
Reclassification adjustment to net income, net of taxes	172	37	—	—	—
Retirement benefit plans:
Net gains (losses) arising during the period, net of taxes	188,020	153,121	(60,529)	10,914	(28,101)
Adjustment for amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	19,659	19,253	23,689	10,107	21,015
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	(199,936)	(171,345)	39,860	(16,177)	8,325
Other comprehensive income (loss), net of taxes	(283,495)	(51,269)	18,775	30,571	(8,669)
Comprehensive income (loss) attributable to Hawaiian Electric Industries, Inc.	$(42,357)	$194,897	$216,599	$248,453	$193,105

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Reclassifications of prior year amounts were made to conform to the 2022 presentation.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2022	2021	2020	2019	2018
(in thousands)
ASSETS
Cash and cash equivalents	$199,877	$305,551	$341,421	$196,813	$169,208
Restricted cash	5,050	5,911	17,558	30,872	—
Accounts receivable and unbilled revenues, net	511,903	344,213	281,216	300,794	325,672
Available-for-sale investment securities, at fair value	1,429,667	2,574,618	1,970,417	1,232,826	1,388,533
Held-to-maturity investment securities, at amortized cost	1,251,747	522,270	226,947	139,451	141,875
Stock in Federal Home Loan Bank, at cost	26,560	10,000	8,680	8,434	9,958
Loans, net	5,907,514	5,150,388	5,260,917	5,080,107	4,792,707
Property, plant and equipment, net	5,687,003	5,392,068	5,265,735	5,109,628	4,830,118
Operating lease right-of-use assets [1]	115,684	122,416	153,069	199,171	—
Regulatory assets	242,513	565,543	766,708	715,080	833,426
Other	824,536	747,469	629,149	649,885	530,364
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$16,284,244	$15,822,637	$15,004,007	$13,745,251	$13,104,051

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts, interest and dividends payable	$272,793	$225,433	$205,894	$245,574	$243,027
Deposit liabilities	8,169,696	8,172,212	7,386,957	6,271,902	6,158,852
Short-term borrowings - other than bank	172,568	53,998	129,379	185,710	73,992
Other bank borrowings	695,120	88,305	89,670	115,110	110,040
Long-term debt, net - other than bank	2,384,980	2,321,937	2,119,129	1,964,365	1,879,641
Deferred income taxes	262,462	384,760	395,089	379,324	372,518
Operating lease liabilities [1]	126,604	136,760	160,432	199,571	—
Financing lease liabilities	48,709
Regulatory liabilities	1,055,650	996,768	959,786	972,310	950,236
Defined benefit pension and other postretirement benefit plans liability	71,813	348,072	567,438	513,287	538,384
Other	787,057	669,215	618,438	583,545	580,788
Total liabilities	14,047,452	13,397,460	12,632,212	11,430,698	10,907,478
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Common stock	1,692,697	1,685,496	1,678,368	1,678,257	1,669,267
Retained earnings	845,830	757,921	660,398	622,042	543,623
Accumulated other comprehensive loss, net of tax benefits	(336,028)	(52,533)	(1,264)	(20,039)	(50,610)
Total shareholders' equity	2,202,499	2,390,884	2,337,502	2,280,260	2,162,280
Total liabilities and shareholders' equity	$16,284,244	$15,822,637	$15,004,007	$13,745,251	$13,104,051

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
1 HEI adopted ASU No. 2016-02 on January 1, 2019; pursuant to an election permissible under such standard, HEI did not reassess its prior conclusions about whether expired or existing contracts are or contain leases.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2017	108,788	1,662,491	476,836	(41,941)	2,097,386
Net income for common stock	—	—	201,774	—	201,774
Other comprehensive loss, net of tax benefits	—	—	—	(8,669)	(8,669)
Issuance of common stock:
Share-based plans	91	2,650	—	—	2,650
Share-based expense and other, net	—	4,126	—	—	4,126
Common stock dividends ($1.24 per share)	—	—	(134,987)	—	(134,987)
Balance, December 31, 2018	108,879	1,669,267	543,623	(50,610)	2,162,280
Net income for common stock	—	—	217,882	—	217,882
Other comprehensive income, net of tax benefits	—	—	—	30,571	30,571
Issuance of common stock:
Share-based plans	94	3,092	—	—	3,092
Share-based expense and other, net	—	5,898	—	—	5,898
Common stock dividends ($1.28 per share)	—	—	(139,463)	—	(139,463)
Balance, December 31, 2019	108,973	1,678,257	622,042	(20,039)	2,280,260
Impact of adoption of ASU No. 2016-13	—	—	(15,372)	—	(15,372)
Balance, January 1, 2020, after the adoption of ASU No. 2016-13	108,973	1,678,257	606,670	(20,039)	2,264,888
Net income for common stock	—	—	197,824	—	197,824
Other comprehensive income, net of tax benefits	—	—	—	18,775	18,775
Issuance of common stock:
Share-based plans	208	3,973	—	—	3,973
Share-based expense and other, net	—	(3,862)	—	—	(3,862)
Common stock dividends ($1.32 per share)	—	—	(144,096)	—	(144,096)
Balance, December 31, 2020	109,181	1,678,368	660,398	(1,264)	2,337,502
Net income for common stock	—	—	246,166	—	246,166
Other comprehensive loss, net of tax benefits	—	—	—	(51,269)	(51,269)
Issuance of common stock:
Share-based plans	131	5,027	—	—	5,027
Share-based expense and other, net	—	2,101	—	—	2,101
Common stock dividends ($1.36 per share)	—	—	(148,643)	—	(148,643)
Balance, December 31, 2021	109,312	1,685,496	757,921	(52,533)	2,390,884
Net income for common stock	—	—	241,138	—	241,138
Other comprehensive loss, net of tax benefits	—	—	—	(283,495)	(283,495)
Issuance of common stock:
Share-based plans	159	5,831	—	—	5,831
Share-based expense and other, net	—	1,370	—	—	1,370
Common stock dividends ($1.40 per share)	—	—	(153,229)	—	(153,229)
Balance, December 31, 2022	109,471	$1,692,697	$845,830	$(336,028)	$2,202,499

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020
(in thousands)
Cash flows from operating activities
Net income	$243,028	$248,056	$199,714
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	256,069	246,158	238,114
Other amortization	38,772	32,544	52,664
Provision for credit losses	2,037	(25,825)	50,811
Loans originated, held for sale	(128,195)	(340,986)	(564,525)
Proceeds from sale of loans, held for sale	136,504	364,848	567,652
Gain on sale of investment securities, net	(8,123)	(528)	(9,275)
Gain on sale of loans	(1,692)	(9,305)	(23,734)
Deferred income taxes	(32,502)	(5,398)	(1,706)
Share-based compensation expense	10,366	9,135	5,810
Allowance for equity funds used during construction	(10,574)	(9,534)	(8,768)
Other	(7,580)	(7,060)	1,366
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	(151,551)	(73,811)	2,533
Decrease (increase) in fuel oil stock	(87,569)	(45,819)	34,202
Decrease (increase) in regulatory assets	34,600	(13,874)	1,007
Increase (decrease) in regulatory liabilities	44,888	15,358	(16,562)
Increase (decrease) in accounts, interest and dividends payable	28,169	9,925	(20,068)
Change in prepaid and accrued income taxes, tax credits and utility revenue taxes	121,636	41,331	(35,610)
Decrease in defined benefit pension and other postretirement benefit plans liability	(5,191)	(6,660)	(2,029)
Change in other assets and liabilities, net	(28,616)	(52,882)	(42,189)
Net cash provided by operating activities	454,476	375,673	429,407
Cash flows from investing activities
Available-for-sale investment securities purchased	(366,177)	(1,464,644)	(1,361,594)
Principal repayments on available-for-sale investment securities	342,354	583,238	478,351
Proceeds from sale of available-for-sale investment securities	—	197,354	169,157
Purchases of held-to-maturity investment securities	—	(349,579)	(146,738)
Proceeds from repayments or maturities of held-to-maturity investment securities	29,432	53,654	59,894
Purchase of stock from Federal Home Loan Bank	(173,768)	(33,022)	(27,350)
Redemption of stock from Federal Home Loan Bank	157,208	31,702	27,104
Net decrease (increase) in loans held for investment	(661,492)	72,489	(229,311)
Proceeds from sale of residential loans	—	59,844	—
Proceeds from sale of real estate held for sale	3,806	—	—
Purchase of loans held for investment	(102,504)	—	—
Capital expenditures	(344,037)	(314,524)	(383,895)
Proceeds from sale of low income housing investments	—	—	6,725
Contributions to low income housing investments	(844)	(16,131)	(9,403)
Acquisition of business	(25,706)	—	—
Other, net	13,046	27	3,412
Net cash used in investing activities	$(1,128,682)	$(1,179,592)	$(1,413,648)

		(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020

(in thousands)
Cash flows from financing activities
Net increase (decrease) in deposit liabilities	$(2,516)	$785,255	$1,115,055
Net increase (decrease) in short-term borrowings with original maturities of three months or less	83,652	(10,493)	(71,219)
Proceeds from issuance of short-term debt	35,000	—	165,000
Repayment of short-term debt	—	(65,000)	(150,000)
Net increase (decrease) in other bank borrowings with original maturities of three months or less	606,815	(1,365)	(25,440)
Proceeds from issuance of other bank borrowings	—	—	30,000
Repayments of other bank borrowings	—	—	(30,000)
Proceeds from issuance of long-term debt	227,312	285,886	415,997
Repayment of long-term debt and funds transferred for repayment of long term debt	(221,910)	(82,262)	(178,969)
Withheld shares for employee taxes on vested share-based compensation	(3,165)	(2,006)	(5,700)
Common stock dividends	(153,229)	(148,643)	(144,096)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(2,398)	(3,080)	(3,203)
Net cash provided by financing activities	567,671	756,402	1,115,535
Net increase (decrease) in cash, cash equivalents and restricted cash	(106,535)	(47,517)	131,294
Cash, cash equivalents and restricted cash, January 1	311,462	358,979	227,685
Cash, cash equivalents and restricted cash, December 31	204,927	311,462	358,979
Less: Restricted cash	(5,050)	(5,911)	(17,558)
Cash and cash equivalents, December 31	$199,877	$305,551	$341,421
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31			2022	2021	2020	2019	2018
(in thousands)

Short-term borrowings - other than bank [1]			$172,568	$53,998	$129,379	$185,710	$73,992
Long-term debt - other than bank [1]
Long-term debt of electric utility subsidiaries [2]			1,684,816	1,676,402	1,561,302	1,497,667	1,418,802
HEI 5.67% senior notes, due 2021			—	—	50,000	50,000	50,000
HEI 2.99% term loan, paid in 2022			—	150,000	150,000	150,000	150,000
HEI 3.99% senior notes, due 2023			50,000	50,000	50,000	50,000	50,000
HEI 4.58% senior notes, due 2025			50,000	50,000	50,000	50,000	50,000
HEI 4.72% senior notes, due 2028			100,000	100,000	100,000	100,000	100,000
HEI 2.82% senior notes, due 2028			24,000	24,000	—	—	—
HEI 2.48% senior notes, due 2028			30,000	30,000	—	—	—
HEI 2.98% senior notes, due 2030			50,000	50,000	50,000	—	—
HEI 3.15% senior notes, due 2031			51,000	51,000	—	—	—
HEI 2.78% senior notes, due 2031			25,000	25,000	—	—	—
HEI 2.98% senior notes, due 2032			30,000	—	—	—	—
HEI 5.43% senior notes, due 2032			75,000	—	—	—	—
HEI 5.43% senior notes, due 2034			35,000	—	—	—	—
HEI 3.74% senior notes, due 2051			20,000	20,000	—	—	—
HEI 3.94% senior notes, due 2052			20,000	—	—	—	—
Hamakua Energy 4.02% non-recourse notes, due 2030			49,048	52,166	56,030	59,699	63,438
Mauo LIBOR + 1.375% loan, due 2023			11,060	21,702	41,046	9,349	—
Mauo 4.90% non-recourse loan, due 2034			17,692	12,686	—	—	—
Ka`ie`ie Waho Company 2.79% non-recourse loan, due 2031			10,936	12,145	13,000	—	—
Mahipapa 1.90% non-recourse loan, due 2034 to 2036			58,869	—	—	—	—
Mahipapa 5.25% non-recourse unsecured loan, due 2027			724	—	—	—	—
Less unamortized debt issuance cost and debt discount			(8,165)	(3,164)	(2,249)	(2,350)	(2,599)
			2,384,980	2,321,937	2,119,129	1,964,365	1,879,641

Preferred stock of subsidiaries -
not subject to mandatory redemption			34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Common stock			1,692,697	1,685,496	1,678,368	1,678,257	1,669,267
Retained earnings			845,830	757,921	660,398	622,042	543,623
Accumulated other comprehensive loss, net of tax benefits			(336,028)	(52,533)	(1,264)	(20,039)	(50,610)
			2,202,499	2,390,884	2,337,502	2,280,260	2,162,280
			$4,794,340	$4,801,112	$4,620,303	$4,464,628	$4,150,206

LONG-TERM DEBT MATURITIES as of December 31, 2022
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
	2023	2024	2025	2026	2027	Thereafter	Total
(in thousands)
Long-term debt - other than bank [1]
Electric utilities[2]	$100,000	$—	$47,000	$125,000	$100,000	$1,320,000	$1,692,000
HEI	50,000	—	50,000	—	—	460,000	560,000
Hamakua Energy	5,353	4,669	4,733	3,800	5,112	25,381	49,048
Mauo	11,790	768	849	941	1,028	13,376	28,752
Ka`ie`ie Waho Company	1,209	1,209	1,209	1,209	1,209	4,891	10,936
Mahipapa	3,990	6,560	5,289	5,397	4,062	34,295	59,593
Less unamortized debt issuance cost							(15,349)
	$172,342	$13,206	$109,080	$136,347	$111,411	$1,857,943	$2,384,980

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1] Excludes deposit liabilities, other bank borrowings and intercompany borrowings.
[2] See pages 14 to 16 for additional information.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020	2019	2018
(dollars in thousands, except per share amounts)
Net income (loss) for common stock by company
Electric utilities
Hawaiian Electric	$141,436	$132,289	$121,836	$113,673	$98,260
Hawaii Electric Light	21,816	21,180	27,493	20,817	24,481
Maui Electric	25,677	24,173	20,011	22,350	20,912

Utilities consolidated	188,929	177,642	169,340	156,840	143,653
ASB	79,989	101,234	57,583	88,973	82,509
HEI and other	(27,780)	(32,710)	(29,099)	(27,931)	(24,388)
Consolidated HEI	$241,138	$246,166	$197,824	$217,882	$201,774

Diluted earnings per common share	$2.20	$2.25	$1.81	$1.99	$1.85

Return on average common equity by company (simple average)
Electric utilities
Hawaiian Electric	8.5%	8.5%	8.2%	8.0%	7.4%
Hawaii Electric Light	6.4	6.5	8.9	7.0	8.4
Maui Electric	7.3	7.4	6.6	7.8	7.6
Utilities consolidated	8.2	8.1	8.1	7.8	7.6
ASB[1]	14.1	13.8	8.1	13.5	13.5
Consolidated HEI	10.5%	10.4%	8.6%	9.8%	9.5%
[1] Calculated using average daily balance

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022		2021	2020	2019	2018
(in thousands)

CAPITAL STRUCTURE[1]
Short-term borrowings, net	$87,967		$—	$49,979	$88,987	$25,000
Long-term debt, net, including current portion	1,684,816		1,676,402	1,561,302	1,497,667	1,418,802
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	2,344,170		2,261,899	2,141,918	2,047,352	1,957,641
	$4,151,246		$3,972,594	$3,787,492	$3,668,299	$3,435,736
CAPITAL STRUCTURE RATIOS (%) [1]
Short-term borrowings, net	2.1		—	1.3	2.4	0.7
Long-term debt, net, including current portion	40.6		42.2	41.2	40.8	41.3
Preferred stock	0.8		0.9	0.9	1.0	1.0
Common stock equity	56.5		56.9	56.6	55.8	57.0
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Authorized return on rate base [2]
Hawaiian Electric	7.37		7.37	7.37	7.57	7.57
Hawaii Electric Light	7.52		7.52	7.52	7.52	7.80
Maui Electric	7.43		7.43	7.43	7.43	7.43
Earned rate-making return on simple average rate base [3]
Hawaiian Electric	7.32		7.28	6.94	6.90	6.55
Hawaii Electric Light	5.76		5.96	7.09	5.97	6.98
Maui Electric	6.53		6.61	5.82	6.37	6.26
Authorized return on simple average common equity [2]
Hawaiian Electric	9.50		9.50	9.50	9.50	9.50
Hawaii Electric Light	9.50		9.50	9.50	9.50	9.50
Maui Electric	9.50		9.50	9.50	9.50	9.50
Earned rate-making return on simple average common equity [4]
Hawaiian Electric	9.67		9.38	9.01	8.80	7.89
Hawaii Electric Light	6.87		7.02	9.23	6.72	8.08
Maui Electric	8.23		8.22	7.11	7.95	7.38
Book return on simple average common equity [5]
Hawaiian Electric	8.76		8.53	8.20	8.02	7.36
Hawaii Electric Light	6.44		6.51	8.92	7.00	8.41
Maui Electric	7.33		7.41	6.65	7.79	7.59

RATE BASE (in millions, simple average)
Hawaiian Electric	$2,613	[6]	$2,510	$2,425	$2,289	$2,125
Hawaii Electric Light	573	[6]	560	540	521	505
Maui Electric	559	[6]	531	514	493	462
	$3,745		$3,601	$3,479	$3,303	$3,092
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2		3.2	3.2	3.2	3.2
Accumulated depreciation as percent of gross plant [1]	36.9		36.8	36.4	35.9	36.3
Weighted-average AFUDC rate	7.1		7.1	7.1	7.4	7.3

[1] At December 31.
[2]	Reflects latest interim or final decision and order as of the end of the respective years.
[3]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[4]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[5]	Based on recorded net income divided by average common equity, simple average method.
[6]	The 12/31/22 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,681, $579 and $571, respectively.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020	2019	2018
(in thousands)
Revenues	$3,408,587	$2,539,636	$2,265,320	$2,545,942	$2,546,525
Expenses
Fuel oil	1,265,614	644,349	515,274	720,709	760,528
Purchased power	793,584	670,494	568,749	633,256	639,307
Other operation and maintenance	497,601	475,412	474,192	481,737	461,491
Depreciation	235,424	229,469	222,733	215,731	203,626
Taxes, other than income taxes	317,173	240,354	215,822	240,131	239,912
Total expenses	3,109,396	2,260,078	1,996,770	2,291,564	2,304,864
Operating income	299,191	279,558	268,550	254,378	241,661
Allowance for equity funds used during construction	10,574	9,534	8,768	11,987	10,877
Retirement defined benefits credit (expense) - other than service costs	3,835	3,890	(763)	(2,836)	(3,631)
Interest expense and other charges, net	(76,416)	(72,447)	(67,794)	(70,842)	(73,348)
Allowance for borrowed funds used during construction	3,416	3,250	2,992	4,453	4,867
Income before income taxes	240,600	223,785	211,753	197,140	180,426
Income taxes	49,676	44,148	40,418	38,305	34,778
Net income	190,924	179,637	171,335	158,835	145,648
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	190,009	178,722	170,420	157,920	144,733
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	188,929	177,642	169,340	156,840	143,653
Retained earnings, January 1	1,348,277	1,282,335	1,220,129	1,164,541	1,124,193
Common stock dividends	(125,900)	(111,700)	(107,134)	(101,252)	(103,305)
Retained earnings, December 31	$1,411,306	$1,348,277	$1,282,335	$1,220,129	$1,164,541

Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2022	2021	2020	2019	2018
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment	$8,355,294	$7,992,489	$7,749,296	$7,485,178	$7,092,483
Less accumulated depreciation	(3,086,499)	(2,940,517)	(2,819,079)	(2,690,157)	(2,577,342)
Utility property, plant and equipment, net	5,268,795	5,051,972	4,930,217	4,795,021	4,515,141
Nonutility property, plant and equipment, less accumulated depreciation	6,945	6,949	6,953	6,956	6,961
Total property, plant and equipment, net	5,275,740	5,058,921	4,937,170	4,801,977	4,522,102
Current assets
Cash and cash equivalents	39,242	52,169	47,360	11,022	35,877
Restricted cash	—	3,089	15,966	30,872	—
Customer accounts receivable, net	288,338	186,859	147,832	152,790	177,896
Accrued unbilled revenues, net	183,280	129,155	101,036	117,227	121,738
Other accounts receivable, net	13,567	7,267	7,673	11,568	6,215
Fuel oil stock, at average cost	191,530	104,078	58,238	91,937	79,935
Materials and supplies, at average cost	79,568	71,877	67,344	60,702	55,204
Prepayments and other	33,482	46,031	44,083	116,980	32,118
Regulatory assets	52,273	66,664	30,435	30,710	71,016
Total current assets	881,280	667,189	519,967	623,808	579,999
Other long-term assets
Operating lease right-of-use assets [1]	89,318	101,470	127,654	176,809	—
Regulatory assets	190,240	498,879	736,273	684,370	762,410
Other	160,889	165,166	136,309	101,718	102,992
Total other long-term assets	440,447	765,515	1,000,236	962,897	865,402
Total assets	$6,597,467	$6,491,625	$6,457,373	$6,388,682	$5,967,503
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$2,344,170	$2,261,899	$2,141,918	$2,047,352	$1,957,641
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,584,854	1,624,427	1,561,302	1,401,714	1,418,802
Total capitalization	3,963,317	3,920,619	3,737,513	3,483,359	3,410,736
Current liabilities
Current portion of operating lease liabilities [1]	19,095	49,368	64,730	63,707	—
Current portion of long-term debt, net	99,962	51,975	—	95,953	—
Short-term borrowings from non-affiliate	87,967	—	49,979	88,987	25,000
Accounts payable	202,492	160,007	133,849	187,770	171,791
Interest and preferred dividends payable	17,176	17,325	20,350	20,728	23,215
Taxes accrued, including revenue taxes	289,902	208,280	192,524	207,992	233,333
Regulatory liabilities	31,475	29,760	37,301	30,724	17,977
Other	85,596	71,569	74,262	67,305	60,003
Total current liabilities	833,665	588,284	572,995	763,166	531,319
Deferred credits and other liabilities
Operating lease liabilities [1]	78,715	65,780	69,494	113,400	—
Finance lease liabilities	46,048	—	—	—	—
Deferred income taxes	384,430	408,634	397,798	377,150	383,197
Regulatory liabilities	1,024,175	967,008	922,485	941,586	932,259
Unamortized tax credits	95,300	103,945	111,915	117,868	91,522
Defined benefit pension and other postretirement benefit plans liability	49,748	321,780	530,532	478,763	503,659
Other	122,069	115,575	114,641	113,390	114,811
Total deferred credits and other liabilities	1,800,485	1,982,722	2,146,865	2,142,157	2,025,448
Total capitalization and liabilities	$6,597,467	$6,491,625	$6,457,373	$6,388,682	$5,967,503

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1]	Hawaiian Electric adopted ASU No. 2016-02 on January 1, 2019; pursuant to an election permissible under such standard, Hawaiian Electric did not reassess its prior conclusions about whether expired or existing contracts are or contain leases.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020
(in thousands)
Cash flows from operating activities
Net income	$190,924	$179,637	$171,335
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	235,424	229,469	222,733
Other amortization	25,320	21,737	33,746
Deferred income taxes	(41,415)	(3,829)	3,151
State refundable credit	(10,999)	(10,582)	(9,961)
Bad debt expense	6,027	2,183	2,115
Allowance for equity funds used during construction	(10,574)	(9,534)	(8,768)
Bill credits	—	2,000	—
Accrued environmental reserve	—	—	6,556
Other	(139)	1,350	2,610
Changes in assets and liabilities
Increase in accounts receivable	(91,742)	(50,090)	(7,286)
Decrease (increase) in accrued unbilled revenues	(54,023)	(27,464)	15,285
Decrease (increase) in fuel oil stock	(87,452)	(45,840)	33,699
Increase in materials and supplies	(7,691)	(4,533)	(6,642)
Decrease (increase) in regulatory assets	34,600	(13,874)	1,007
Increase (decrease) in regulatory liabilities	44,888	15,358	(16,562)
Increase (decrease) in accounts payable	22,355	17,671	(33,129)
Change in prepaid and accrued income taxes, tax credits and revenue taxes	103,198	26,930	(37,180)
Decrease in defined benefit pension and other postretirement benefit plans liability	(4,828)	(5,154)	(4,306)
Change in other assets and liabilities	(25,943)	(52,302)	(31,852)
Net cash provided by operating activities	327,930	273,133	336,551
Cash flows from investing activities
Capital expenditures	(329,457)	(292,000)	(350,864)
Other	5,372	6,035	6,070
Net cash used in investing activities	(324,085)	(285,965)	(344,794)
Cash flows from financing activities
Common stock dividends	(125,900)	(111,700)	(107,134)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock	13,101	54,400	34,000
Proceeds from issuance of long-term debt	60,000	115,000	255,000
Repayment of long-term debt and funds transferred for repayment of long-term debt	(52,000)	—	(109,000)
Net increase (decrease) in short-term borrowings from non-affiliates and affiliate with original
maturities of three months or less	87,967	—	(38,987)
Proceeds from issuance of short-term debt	—	—	100,000
Repayment of short-term debt	—	(50,000)	(100,000)
Payments of obligations under finance leases	(670)	—	—
Other	(364)	(941)	(2,209)
Net cash provided by (used in) financing activities	(19,861)	4,764	29,675
Net increase (decrease) in cash, cash equivalents and restricted cash	(16,016)	(8,068)	21,432
Cash, cash equivalents and restricted cash, January 1	55,258	63,326	41,894
Cash, cash equivalents and restricted cash, December 31	39,242	55,258	63,326
Less: Restricted cash	—	(3,089)	(15,966)
Cash and cash equivalents, December 31	$39,242	$52,169	$47,360

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc.
and subsidiaries' Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2022	2021	2020	2019	2018
(dollars in thousands, except par values)

				Shares outstanding
Series		Par value	Company	12/31/2022
C	4.25%	$ 20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00%	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00%	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00%	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65%	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625%	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625%	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2022	2021	2020	2019	2018
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Series 2009, 6.50%, due 2039 - redeemed in 2019	$—	$—	$—	$—	$90,000
Refunding series 2015, 3.25%, due 2025	40,000	40,000	40,000	40,000	40,000
Refunding series 2017A, 3.10%, due 2026	62,000	62,000	62,000	62,000	62,000
Refunding series 2017B, 4.00%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2019, 3.20%, due 2039	90,000	90,000	90,000	90,000	—
Series 2019, 3.50%, due 2049	70,000	70,000	70,000	70,000	—
	362,000	362,000	362,000	362,000	292,000

Hawaii Electric Light
Series 2009, 6.50%, due 2039 - redeemed in 2019	—	—	—	—	60,000
Refunding series 2015, 3.25%, due 2025	5,000	5,000	5,000	5,000	5,000
Refunding series 2017A, 3.10%, due 2026	8,000	8,000	8,000	8,000	8,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2019, 3.20%, due 2039	60,000	60,000	60,000	60,000	—
Series 2019, 3.50%, due 2049	2,500	2,500	2,500	2,500	—
	95,500	95,500	95,500	95,500	93,000

Maui Electric
Refunding series 2015, 3.25%, due 2025	2,000	2,000	2,000	2,000	2,000
Refunding series 2017A, 3.10%, due 2026	55,000	55,000	55,000	55,000	55,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Series 2019, 3.50%, due 2049	7,500	7,500	7,500	7,500	—
	84,500	84,500	84,500	84,500	77,000
Total obligations to the State of Hawaii	$542,000	$542,000	$542,000	$542,000	$462,000

		(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2022	2021	2020	2019	2018
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric
Series 2012B, 4.03%, due 2020	$—	$—	$—	$62,000	$62,000
Series 2012C, 4.55%, due 2023	50,000	50,000	50,000	50,000	50,000
Series 2012D, 4.72%, due 2029	35,000	35,000	35,000	35,000	35,000
Series 2012E, 5.39%, due 2042	150,000	150,000	150,000	150,000	150,000
Series 2012F, 4.53%, due 2032	40,000	40,000	40,000	40,000	40,000
Series 2013A, 4.45%, due 2022	—	40,000	40,000	40,000	40,000
Series 2013B, 4.84%, due 2027	50,000	50,000	50,000	50,000	50,000
Series 2013C, 5.65%, due 2043	50,000	50,000	50,000	50,000	50,000
Series 2015A, 5.23%, due 2045	50,000	50,000	50,000	50,000	50,000
Series 2016A, 4.54%, due 2046	40,000	40,000	40,000	40,000	40,000
Series 2017A, 4.31%, due 2047	40,000	40,000	40,000	40,000	40,000
Series 2018A, 4.38%, due 2028	52,000	52,000	52,000	52,000	52,000
Series 2018B, 4.53%, due 2033	12,500	12,500	12,500	12,500	12,500
Series 2018C, 4.72%, due 2048	10,500	10,500	10,500	10,500	10,500
Series 2019A, 4.21%, due 2034	30,000	30,000	30,000	30,000	—
Series 2020A, 3.31%, due 2030	50,000	50,000	50,000	—	—
Series 2020B, 3.31%, due 2030	40,000	40,000	40,000	—	—
Series 2020C, 3.96%, due 2050	20,000	20,000	20,000	—	—
Series 2020D, 3.28%, due 2040	30,000	30,000	—	—	—
Series 2020E, 3.51%, due 2050	30,000	30,000	—	—	—
Series 2022A, 3.70%, due 2032	40,000	—	—	—	—
	820,000	820,000	760,000	712,000	682,000

Hawaii Electric Light
Series 2012B, 4.55%, due 2023	20,000	20,000	20,000	20,000	20,000
Series 2013A, 3.83%, due 2020	—	—	—	14,000	14,000
Series 2013B, 4.45%, due 2022	—	12,000	12,000	12,000	12,000
Series 2013C, 4.84%, due 2027	30,000	30,000	30,000	30,000	30,000
Series 2015A, 5.23%, due 2045	25,000	25,000	25,000	25,000	25,000
Series 2018A, 4.38%, due 2028	9,000	9,000	9,000	9,000	9,000
Series 2018B, 4.53%, due 2033	3,000	3,000	3,000	3,000	3,000
Series 2018C, 4.72%, due 2048	3,000	3,000	3,000	3,000	3,000
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	10,000	—
Series 2020A, 3.96%, due 2050	10,000	10,000	10,000	—	—
Series 2020B, 3.28%, due 2040	15,000	15,000	—	—	—
Series 2020C, 3.51%, due 2050	15,000	15,000	—	—	—
Series 2022A, 3.70%, due 2032	10,000	—	—	—	—
	$150,000	$152,000	$122,000	$126,000	$116,000

		(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2022	2021	2020	2019	2018
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Maui Electric
Series 2012B, 4.03%, due 2020	$—	$—	$—	$20,000	$20,000
Series 2012C, 4.55%, due 2023	30,000	30,000	30,000	30,000	30,000
Series 2013A, 4.84%, due 2027	20,000	20,000	20,000	20,000	20,000
Series 2013B, 5.65%, due 2043	20,000	20,000	20,000	20,000	20,000
Series 2015A, 5.23%, due 2045	5,000	5,000	5,000	5,000	5,000
Series 2017A, 4.31%, due 2047	10,000	10,000	10,000	10,000	10,000
Series 2018A, 4.38%, due 2028	6,500	6,500	6,500	6,500	6,500
Series 2018B, 4.53%, due 2033	2,000	2,000	2,000	2,000	2,000
Series 2018C, 4.72%, due 2048	1,500	1,500	1,500	1,500	1,500
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	10,000	—
Series 2020A, 3.31%, due 2030	20,000	20,000	20,000	—	—
Series 2020B, 3.96%, due 2050	20,000	20,000	20,000	—	—
Series 2020C, 3.51%, due 2050	25,000	25,000	—	—	—
Series 2020A, 3.70%, due 2032	10,000	—	—	—	—
	180,000	170,000	145,000	125,000	115,000
Total taxable unsecured senior notes	1,150,000	1,142,000	1,027,000	963,000	913,000
6.50%, series 2004, Junior subordinated deferrable interest
debentures, due 2034 - redeemed in 2019	—	—	—	—	51,546
Long-term debt, including amounts due within one year	1,692,000	1,684,000	1,569,000	1,505,000	1,426,546
Less current portion of long-term debt, net	(99,962)	(51,975)	—	(95,953)	—
Less unamortized debt issuance costs	(7,184)	(7,598)	(7,698)	(7,333)	(7,744)
Long-term debt, net	$1,584,854	$1,624,427	$1,561,302	$1,401,714	$1,418,802

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020	2019	2018
SERVICE AREA [1]
Service area (square miles)	5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)	n/a	1,368	1,335	1,344	1,348
CUSTOMER ACCOUNTS [2]
Residential	413,744	414,713	412,484	409,689	407,505
Commercial	55,228	55,201	54,861	55,077	54,888
Industrial	696	698	694	700	696
	469,668	470,612	468,039	465,466	463,089
CUSTOMER ACCOUNTS BY COMPANY [2]
Hawaiian Electric	306,978	308,721	307,378	306,368	305,456
Hawaii Electric Light	88,757	88,103	87,357	86,576	85,758
Maui Electric	73,933	73,788	73,304	72,522	71,875
Consolidated	469,668	470,612	468,039	465,466	463,089
MEGAWATTHOUR SALES (thousands)[2]
Residential	2,415	2,492	2,525	2,439	2,411
Commercial	2,643	2,595	2,477	2,834	2,853
Industrial	3,296	3,174	3,118	3,467	3,425
	8,354	8,261	8,120	8,740	8,689
MEGAWATTHOUR SALES MIX (%)[2]
Residential	28.9	30.2	31.1	27.9	27.7
Commercial	31.6	31.4	30.5	32.4	32.9
Industrial	39.5	38.4	38.4	39.7	39.4
	100.0	100.0	100.0	100.0	100.0
MEGAWATTHOUR SALES BY COMPANY (thousands)
Hawaiian Electric	6,211	6,169	6,183	6,563	6,526
Hawaii Electric Light	1,054	1,044	978	1,050	1,064
Maui Electric	1,089	1,048	959	1,127	1,099
Consolidated	8,354	8,261	8,120	8,740	8,689
MEGAWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric	0.7	(0.2)	(6.1)	0.6	(0.4)
Hawaii Electric Light	0.9	6.3	(7.4)	(1.4)	1.6
Maui Electric	3.8	8.5	(17.5)	2.5	0.4
Consolidated	1.1	1.7	(7.6)	0.6	—
RENEWABLE GENERATION RPS (%) [3]
Hawaiian Electric	28	33	31	25	22
Hawaii Electric Light [4]	48	60	43	35	44
Maui Electric	36	50	51	41	38
Consolidated	32	38	35	28	27

[1] Source: State of Hawaii Data Book 2021 (prior years)
[2]	At December 31. "Industrial" is the same as the "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[3]	In July 2022, Governor Ige signed Act 240 (H.B.2089), which amended the RPS calculation from renewable energy as a percentage of sales to a percentage of total generation. The amended RPS calculation for 2022 results in a lower calculated percentage than the amount calculated under the previous methodology. RPS for years prior to 2022 has not been restated under the new methodology.
4	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 25.7 MW of capacity as of December 31, 2022.
n/a: Not available
		(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020	2019	2018
REVENUES (thousands)[1]
Electric sales revenue
Residential	$1,069,974	$843,655	$770,135	$791,398	$788,028
Commercial	1,085,405	810,658	714,620	840,915	855,736
Industrial	1,211,242	853,293	754,775	884,722	882,443
Total electric sales revenues	3,366,621	2,507,606	2,239,530	2,517,035	2,526,207
Other revenues	41,966	32,030	25,790	28,907	20,318
Total revenues	$3,408,587	$2,539,636	$2,265,320	$2,545,942	$2,546,525
Less:
Fuel oil	1,265,614	644,349	515,274	720,709	760,528
Purchased power	793,584	670,494	568,749	633,256	639,307
Taxes, other than income taxes	317,173	240,354	215,822	240,131	239,912
Net revenues	$1,032,216	$984,439	$965,475	$951,846	$906,778
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$2,452,969	$1,793,372	$1,608,305	$1,803,698	$1,802,550
Hawaii Electric Light	485,590	381,033	334,221	364,590	375,493
Maui Electric	470,355	365,256	323,430	378,202	368,700
Eliminations	(327)	(25)	(636)	(548)	(218)
Consolidated	$3,408,587	$2,539,636	$2,265,320	$2,545,942	$2,546,525
AVERAGE REVENUE PER KWH SOLD (cents)[1]
Residential	44.30	33.86	30.50	32.44	32.69
Commercial	40.99	31.21	28.83	29.68	30.00
Industrial	36.75	26.88	24.21	25.52	25.76
Other	55.24	34.19	31.01	29.39	29.47
	40.30	30.35	27.58	28.80	29.07
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	39.00	28.72	25.76	27.20	27.42
Hawaii Electric Light	45.51	36.00	33.65	34.30	34.93
Maui Electric	42.67	34.33	33.16	33.00	33.21
Consolidated	40.30	30.35	27.58	28.80	29.07
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	5,761	6,013	6,358	6,006	5,921
Hawaii Electric Light	5,644	5,795	5,441	5,467	5,652
Maui Electric	6,298	6,339	6,064	6,402	6,258
Consolidated	5,821	6,022	6,145	5,967	5,923
Average monthly electric sales revenue per residential customer	$215	$170	$156	$161	$161

[1]	"Industrial" is the same as the "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020	2019	2018
ENERGY NET GENERATED AND PURCHASED (thousands of MWH)
Net generated
Fuel oil
Conventional oil-fired steam units	3,701	3,288	3,429	3,693	3,743
Dual train combined-cycle unit	795	749	757	799	884
Diesel internal combustion engine	323	304	318	364	214
Simple-cycle combustion turbines	133	89	53	46	44
	4,952	4,430	4,557	4,902	4,885
Biodiesel internal combustion engine	16	25	28	54	62
Hydro	6	9	5	11	19
Solar	38	37	39	5	—
Total net generated[1]	5,012	4,501	4,629	4,972	4,966
Purchased
Non-renewable [2]	2,066	2,470	2,541	2,990	2,847
Renewable [3,4]	1,684	1,684	1,355	1,179	1,292
Total purchased[1]	3,750	4,154	3,896	4,169	4,139
Customer-sited solar	1,522	1,418	1,326	1,225	948
	10,284	10,073	9,851	10,366	10,053
GENERATION MIX (%)
Fuel oil
Conventional oil-fired steam units	36.0	32.6	34.8	35.6	37.3
Dual train combined-cycle unit	7.7	7.4	7.7	7.7	8.8
Diesel internal combustion engine	3.1	3.0	3.2	3.5	2.1
Simple-cycle combustion turbines	1.3	0.9	0.5	0.5	0.4
	48.1	43.9	46.2	47.3	48.6
Biodiesel internal combustion engine	0.2	0.2	0.3	0.5	0.6
Hydro	0.1	0.1	0.1	0.1	0.2
Solar	0.4	0.4	0.4	—	—
Total generation[1]	48.8	44.6	47.0	47.9	49.4
Purchased
Non-renewable [2]	20.1	24.6	25.8	28.8	28.3
Renewable [3,4]	16.3	16.7	13.7	11.5	12.9
Total purchased[1]	36.4	41.3	39.5	40.3	41.2
Customer-sited solar	14.8	14.1	13.5	11.8	9.4
	100.0	100.0	100.0	100.0	100.0

[1]	The 2021 and 2020 HEI Environmental, Social, Governance reports classified the 2020 and 2019 Honolulu International Airport's small generating resource as independent power producer generation. As of December 31, 2021, the 2022 HEI Environmental, Social, Governance report has reclassified this generating resource as utility-owned generation.
[2]	AES Hawaii provided 180 MW of firm capacity from its coal-fired cogeneration plant. The purchase power agreement expired on September 1, 2022 and was not renewed. The AES Hawaii coal plant has ceased operations.
[3]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
[4]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 25.7 MW of capacity as of December 31, 2022.
		(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2022	2021	2020	2019	2018
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Conventional oil-fired steam units	1,086	1,086	1,086	1,086	1,086
Simple-cycle combustion turbines [3]	279	279	279	279	280
Dual train combined-cycle unit	170	170	170	170	170
Diesel internal combustion engine	146	146	146	146	146
Biodiesel internal combustion engine [3]	57	57	57	57	57
	1,738	1,738	1,738	1,738	1,739
Firm purchase power contracts [4]
Non-renewable [5]	268	448	448	448	448
Renewable [6]	94	92	68	68	69
	362	540	516	516	517
	2,100	2,278	2,254	2,254	2,256
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,564	1,744	1,744	1,744	1,745
Hawaii Electric Light	268	266	242	242	242
Maui Electric	268	268	268	268	269
	2,100	2,278	2,254	2,254	2,256
SYSTEM PEAK LOAD BY COMPANY (MW) [7]
Hawaiian Electric	1,072	1,072	1,087	1,193	1,190
Hawaii Electric Light	188	194	183	192	191
Maui Electric	207	205	201	217	217
	1,467	1,471	1,471	1,602	1,598
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	8,945	8,048	8,180	8,771	8,653
Average fuel oil cost per barrel	$141.49	$80.06	$63.00	$82.17	$87.90
Average fuel oil cost per million BTU (cents)	2,310.9	1,305.4	1,028.7	1,337.6	1,420.2
Fuel oil cost per net KWH generated (cents)	25.283	14.344	11.144	14.527	15,374
BTU per net KWH generated by company
Hawaiian Electric	10,943	10,962	10,808	10,852	10,894
Hawaii Electric Light	11,680	11,876	11,209	11,605	11,067
Maui Electric	10,501	10,543	10,639	10,460	10,406
Consolidated	10,941	10,988	10,834	10,860	10,826
OTHER DATA
Losses and system uses (%)	4.1	4.3	4.5	4.2	4.4
Reserve margin (%) [7]	43.1	54.8	53.2	40.7	42.8
Annual load factor (%) [7]	68.2	67.2	66.2	65.2	65.0
Average cost per KWH purchased from IPPs (cents)	21.160	16.142	14.597	15.191	15.445

[1] At December 31.
[2]	Excludes solar (West Loch PV - 20 MW) and hydro (four run-of-river units - 4 MW in the aggregate) due to their as-available nature.
[3]	In 2018, the biodiesel supply for Campbell Industrial Park (CIP) CT-1 was shifted to Schofield Generation Station and CIP CT-1 now primarily consumes diesel. CIP CT-1 could still utilize biodiesel if necessary.
[4]	Non-renewable firm power contracts include: AES Hawaii (AES), Kalaeloa Partners, and Hamakua Energy, LLC.
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV) - see note 5 below. Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.
[5]	AES Hawaii provided 180 MW of firm capacity from its coal-fired cogeneration plant. The purchase power agreement expired on September 1, 2022 and was not renewed. The AES Hawaii coal plant ceased operations.
[6]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 25.7 MW of capacity as of December 31, 2022.
[7]	Net; noncoincident and nonintegrated.

SELECTED INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2022	2021	2020	2019	2018

CAPITAL RATIOS (%)[1]
Common equity tier 1
ASB	12.15	13.29	—	13.18	12.80
Requirement	4.50	4.50	—	4.50	4.50
Tier 1 capital
ASB	12.15	13.29	—	13.18	12.80
Requirement	6.00	6.00	—	6.00	6.00
Total capital
ASB	13.14	14.31	—	14.31	13.93
Requirement	8.00	8.00	—	8.00	8.00
Tier 1 leverage
ASB	7.78	7.86	8.38	9.06	8.70
Requirement	4.00	4.00	4.00	4.00	4.00
KEY STATISTICS (%)
Return on average assets
ASB	0.86	1.15	0.74	1.25	1.20
Peers [2]	1.23	1.36	0.96	1.26	1.27
Return on average equity
ASB	14.08	13.76	8.11	13.48	13.51
Peers [2]	11.42	12.45	9.08	10.60	10.51
Net interest margin
ASB	2.89	2.91	3.29	3.85	3.83
Peers [2]	3.28	3.21	3.30	3.59	3.69
Revenue growth
ASB	2.54	(3.14)	(2.87)	7.42	4.64
Peers [2]	4.99	6.56	8.61	6.73	10.26
Efficiency ratio
ASB	66.31	65.31	61.47	57.77	59.39
Peers [2]	56.71	55.64	56.38	56.19	55.97
Net charge-offs to loans outstanding
ASB	0.03	0.07	0.40	0.45	0.34
Peers [2]	0.02	0.07	0.07	0.09	0.07
OTHER DATA
Dividend paid to HEI (via ASB Hawaii) ($ in millions)	42	59	31	56	50
Loan Growth (%)	15.01	(2.32)	4.39	5.72	3.68
Branch locations [3]	38	42	42	49	49
Number of ATMs	122	122	112	111	113

[1]	Effective with the June 2020 Call Report, under the CARES Act provision and the Community Bank Leverage Ratio (CBLR) framework, capital adequacy was measured solely through the Tier 1 leverage ratio. Under the interim rules, the minimum CBLR was 8% through 2020 and 8.5% for 2021. ASB did not qualify for the abbreviated capital reporting under the interim rules in 2021 and resumed reporting risk-based capital ratios in September 2021.
[2]	Bank peers for 2018 to 2022 comprise publicly traded banks and thrifts with assets ranging from approximately 0.5x to 2x ASB’s total assets and a comparable loan portfolio composition to ASB. The peer list is revised annually.
[3] At December 31.

STATEMENTS OF INCOME INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2022	2021	2020	2019	2018
(in thousands)
Interest and dividend income
Interest and fees on loans	$207,830	$198,802	$214,134	$233,632	$220,463
Interest and dividends on investment securities	58,044	43,464	30,529	32,922	37,762
Total interest and dividend income	265,874	242,266	244,663	266,554	258,225
Interest expense
Interest on deposit liabilities	7,327	4,981	10,654	16,830	13,991
Interest on other borrowings	5,974	59	460	1,610	1,548
Total interest expense	13,301	5,040	11,114	18,440	15,539
Net interest income	252,573	237,226	233,549	248,114	242,686
Provision for loan losses	2,037	(25,825)	50,811	23,480	14,745
Net interest income after provision for loan losses	250,536	263,051	182,738	224,634	227,941
Noninterest income
Fees from other financial services	19,830	21,225	16,447	19,275	18,937
Fee income on deposit liabilities	18,762	16,663	16,059	20,877	21,311
Fee income on other financial products	10,291	8,770	6,381	6,507	7,052
Gains on sale of investment securities, net	—	528	9,275	653	—
Gain on sale of real estate	1,778	—	—	10,762	—
Mortgage banking income	1,692	9,305	23,734	4,943	1,493
Other income, net	4,619	8,169	6,227	9,761	7,257
Total noninterest income	56,972	64,660	78,123	72,778	56,050
Noninterest expense
Compensation and employee benefits	113,839	113,970	104,443	103,009	98,387
Occupancy and equipment	34,126	30,094	30,574	30,032	24,259
Data processing	17,681	17,634	14,769	15,306	14,268
Services	10,679	10,327	11,121	10,239	10,847
Other expense	28,942	25,127	30,683	26,792	29,652
Total noninterest expense	205,267	197,152	191,590	185,378	177,413
Income before income taxes	102,241	130,559	69,271	112,034	106,578
Income taxes	22,252	29,325	11,688	23,061	24,069
Net income	$79,989	$101,234	$57,583	$88,973	$82,509
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

BALANCE SHEETS INFORMATION
American Savings Bank, F.S.B.
Unaudited

December 31	2022	2021	2020	2019	2018
(in thousands)

ASSETS
Cash and cash equivalents	$156,149	$251,240	$292,726	$178,398	$126,284
Investment securities
Available-for-sale investment securities, at fair value	1,429,667	2,574,618	1,970,417	1,232,826	1,388,533
Held-to-maturity investment securities, at amortized cost	1,251,747	522,270	226,947	139,451	141,875
Investment in stock of Federal Home Loan Bank, at cost	26,560	10,000	8,680	8,434	9,958
Loans receivable, net	5,907,514	5,150,388	5,260,917	5,080,107	4,792,707
Real estate acquired in settlement of loans, net	115	—	43	—	406
Other and other intangibles, net	692,028	590,897	554,613	511,611	485,941
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$9,545,970	$9,181,603	$8,396,533	$7,233,017	$7,027,894

LIABILITIES AND SHAREHOLDER'S EQUITY
Deposit liabilities	$8,169,696	$8,172,212	$7,386,957	$6,271,902	$6,158,852
Other borrowings	695,120	88,305	89,670	115,110	110,040
Other	212,269	193,268	183,731	146,954	124,613
Total liabilities	9,077,085	8,453,785	7,660,358	6,533,966	6,393,505

Common stock	355,807	353,896	351,759	349,454	347,171
Retained earnings	449,693	411,704	369,470	358,259	325,286
Accumulated other comprehensive income (loss), net of tax benefits	(336,615)	(37,782)	14,946	(8,662)	(38,068)
Total shareholder's equity	468,885	727,818	736,175	699,051	634,389
Total liabilities and shareholder's equity	$9,545,970	$9,181,603	$8,396,533	$7,233,017	$7,027,894
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

STATE OF HAWAII INFORMATION
Unaudited

Years ended December 31, except as noted	2022	2021	2020	2019	2018

POPULATION BY COUNTY (thousands) [1]
Honolulu	n/a	1,001	1,013	973	981
Hawaii	n/a	203	201	202	202
Maui	n/a	164	165	168	167
Kauai	n/a	73	73	72	72
	—	1,441	1,452	1,415	1,422

VISITOR DATA
Visitor arrivals by air (thousands)	9,152	6,777	2,678	10,243	9,827
Visitor days by air (thousands)	84,794	65,343	28,517	89,692	88,009
Visitor expenditures by air (dollars in millions)	$19,251	$12,995	$3,915	$17,657	$17,778

Year-over-year change (%)
Visitor arrivals by air	35.0	153.1	(73.8)	5.3	5.9
Visitor days	29.8	129.1	(68.2)	2.9	5.4
Visitor expenditures by air	46.7	232.0	(73.6)	1.4	6.9

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized [2]	$3,579	$3,747	$3,108	$3,221	$3,268
Government contracts awarded	$5,961	$5,142	$3,081	$594	$1,949
Estimated value of completed construction	n/a	10,108	$9,757	$9,609	$9,456

OTHER DATA
State real gross domestic product (millions of 2012 dollars) [3]	$76,485	$74,547	$70,109	$79,175	$82,204
Honolulu Consumer Price Index (% change)	6.5	3.8	1.6	1.6	1.9
Total non-agriculture wage and salary jobs (thousands) [4]	609	584	560	659	658
Unemployment rate (average annual %)	3.6	5.7	12.0	2.5	2.5
Note: Columns may not foot due to rounding.
Sources: State of Hawaii Data Book 2021 (prior years), Hawaii State Department of Business, Economic Development & Tourism (DBEDT), Hawaii
Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, U.S. Census Bureau, and U.S. Bureau of Economic Analysis.
[1] Resident population estimates, including military personnel, excluding visitors, as of July 1. Data for 2022 not available at time of printing.
[2] Excludes public construction.
[3] Data from DBEDT and U.S. Bureau of Economic Analysis, which use 2012 dollars for comparative purposes.
[4] Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).
n/a: Not available